UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2011

Item 1. Reports to Stockholders.

Asset Allocation

UBS U.S. Allocation Fund
Annual Report
August 31, 2011

UBS U.S. Allocation Fund

October 14, 2011

Dear shareholder,
We present you with the annual report for UBS U.S. Allocation Fund (the “Fund”) for the 12 months ended August 31, 2011.

Performance
Over the 12 months ended August 31, 2011, the Fund’s Class A shares returned 14.85% before deducting the maximum sales charge; after deducting the maximum sales charge, the Fund’s Class A shares returned 8.52%. During the same period, the Fund’s benchmark, the S&P 500 Index, which tracks large cap US equities, gained 18.50%. Since the Fund invests in both stocks and bonds, we feel it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Index (the “Index”),[1] which returned 14.43%. (Returns for all share classes over various time periods and descriptions of the indices are shown
UBS U.S. Allocation Fund
Investment goal:
Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:
Portfolio Management Team, including Curt Custard, Andreas Koster, Jon Adams and David Buckle* UBS Global Asset Management (Americas) Inc.

Commencement:
Class A—May 10, 1993 Class B—January 30, 1996 Class C—July 22, 1992 Class Y—May 10, 1993

Dividend payments:
Annually, if any

[1]	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.
*	A portfolio management change occurred during the reporting period. Effective July 2011, Aaron Balsam was replaced by Jon Adams and David Buckle as portfolio managers for the Fund. Curt Custard and Andreas Koester, each current portfolio managers for the Fund, continue to serve in this function.

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UBS U.S. Allocation Fund

in “Performance at a glance” on pages 10 to 12; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

An interview with Lead Portfolio Manager Curt Custard
Q.	How would you describe the economic environment during the reporting period?
A.	Despite increasing concerns that the US may be headed for a double-dip recession, the US economy continued to grow, albeit at a modest pace. Gross domestic product (“GDP”) growth came in at 2.3% during the fourth quarter of 2010, and then moderated in the first quarter of 2011, coming in at 0.4%. On September 29, 2011, after the Fund’s reporting period had ended, the Commerce Department announced that second quarter 2011 GDP growth had grown 1.3%.

Continued high unemployment, ongoing issues in the housing market and weak consumer spending were all cited as reasons for the tepid growth of the economy.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	High unemployment and moderating economic data caused the Fed to take several actions in an attempt to stimulate the economy.

In November 2010, the Fed launched a second round of quantitative easing (dubbed “QE2”) that called for the purchase of $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

While QE2 ended on schedule at the end of June, the Fed acknowledged that the economy remained challenged. At its meeting in August, the Fed said “economic growth so far this year has been considerably slower than the Committee had expected,” and “economic conditions...are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.” This led to speculation that a third round of quantitative easing could occur.

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UBS U.S. Allocation Fund

However, in September (after the end of the reporting period), the Fed instead announced its intention to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Q.	How did the stock market perform during the reporting period?
A.	The US stock market was a study in contrasts during the fiscal year. Over the first six months of the period, stock prices moved sharply higher given expectations for a strengthening economy and overall strong corporate profits. During this time, the S&P 500 Index posted positive returns during each month and gained 27.73%. However, optimism waned as disappointing economic data, the escalating sovereign debt crisis in Europe and the August downgrading of U.S. long-term sovereign debt triggered fear-driven market volatility. The market reversed course, ultimately declining by 7.23% during the second half of the period. All told, the S&P 500 Index gained 18.50% during the 12 months ended August 31, 2011.

Q.	How did the bond market perform during the reporting period?
A.	The US bond market also experienced a significant shift in investor sentiment during the fiscal year. Over the first half of the period, short- and long-term interest rates moved higher given the ongoing economic expansion and inflationary concerns due to sharply rising commodity prices. During that time, most US spread sectors (non-Treasuries) produced strong results as investors looked to generate incremental yield in the low interest rate environment. As the reporting period progressed, investor risk appetite was replaced with risk aversion, causing Treasury yields to fall sharply and many spread sectors to produce poor results. However, the weakness during the second half of the period was not enough to offset their earlier gains, and most spread sectors outperformed Treasuries during the

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UBS U.S. Allocation Fund

fiscal year. During the 12 months ended August 31, 2011, the Barclays Capital US Aggregate Index[2] returned 4.62%.

Q.	How was the Fund allocated during the reporting period?
A.	Throughout the period, we had an overweight to equities versus the Index, as we felt the asset class was, in general, undervalued. However, as the period progressed, we pared our equity exposure from approximately 74% to 66% to capture profits and reduce the Fund’s overall risk exposure.[3] In addition, late in the period we felt that the US equity market was getting closer to our estimate of fair value.

The Fund’s fixed income exposure remained underweight versus the Index, but we increased its exposure from roughly 23% to 24.5% over the period.[3] This was done because, in our view, US fixed income had become somewhat more attractively valued. With the Fund’s fixed income underweight in place, we moved to a more neutral duration posture versus the benchmark and, at the end of the period, had roughly a 4% cash position. We also maintained a neutral weighting to high yield bonds versus the Index (roughly 5% of the portfolio).

Please note, neutral Index weights for the Fund are 65% equities and 35% fixed income.

Overall, our asset allocation strategy contributed to relative results, as stocks significantly outperformed both US investment grade and high yield bonds during the review period.

[2]	The Barclays Capital US Aggregate Index is an unmanaged broad-based index designed to measure the US dollar-denominated, investment grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable-rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	Includes derivatives exposure.

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UBS U.S. Allocation Fund

Q.	Which equity strategies performed well during the reporting period, and which areas produced disappointing results?
A.	Stock selection detracted from performance during the reporting period, whereas sector positioning was a slight contributor to relative results. In terms of stock selection, the Fund’s holdings in the financials, energy and consumer staples sectors were the largest drags on performance. This was partially offset by stock selection in the health care, materials and utilities sectors.

Looking at individual stocks, the Fund’s allocations to Hewlett-Packard Co., General Motors Co. and Avon Products, Inc. were the largest detracting names in the portfolio. Information technology firm Hewlett-Packard’s stock fell sharply as investors reacted negatively to Chief Executive Officer Leo Apotheker’s proposal to spin off the company’s personal computer business. In September 2011, after the reporting period ended, Apotheker was dismissed by Hewlett-Packard’s Board of Directors. Despite these management-related headwinds, we feel that Hewlett-Packard is attractively valued and the company continues to generate strong cash flow. Automobile manufacturer General Motors Co. was a detractor given generally weak sales and concerns regarding the economy. We still own the stock, as we believe there is strong pent-up demand for automobiles as sales have been well below average in recent years. Avon Products is a worldwide distributor of cosmetics, perfume and other products. Its stock moved lower due to issues in Brazil and Russia, two of Avon’s most important markets. In addition, there were allegations of corruption related to Avon’s foreign business practices. Given these issues, we eliminated the stock from the portfolio towards the end of the reporting period.

On the upside, the largest contributors to the Fund’s performance were Baker Hughes, Inc., Pharmasset, Inc. and National Semiconductor Corp. Baker Hughes is the world’s largest oilfield services company. Its shares moved higher as the company posted strong earnings results and solid cash flow. We continue to like the stock, as we feel that demand for Baker Hughes’ services will increase if regulations currently limiting oil

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UBS U.S. Allocation Fund

exploration in North America are lifted. Pharmaceutical Pharmasset, Inc. was beneficial for performance. Its stock price rose sharply given positive results of a mid-stage study related to its simplified treatment for patients with hepatitis C. Holding semiconductor company National Semiconductor Corp. was rewarded as well. In April 2011, Texas Instruments offered to purchase National Semiconductor at a large premium to the former company’s share price at the time, and therefore we eliminated the stock from the portfolio. The acquisition was finalized in October 2011, after the reporting period ended.

From a sector positioning perspective, an underweight to consumer staples, an overweight to consumer discretionary and an underweight to the financials sector were the largest contributors to relative performance. Conversely, an underweight to telecommunication services and overweights to the industrials and utilities sectors were the largest detractors from relative results.

Q.	How did you manage the Fund’s fixed income exposure during the reporting period?
A.	Despite giving back a portion of their earlier gains as the reporting period progressed, the Fund’s spread sector (non-US Treasuries) exposure was positive for performance over the fiscal year as a whole. The largest contributor was our overweight to investment grade corporate bonds. In particular, the Fund’s allocation to the financials sector was rewarded over the reporting period. An overweight to commercial mortgage-backed securities (CMBS) also enhanced the Fund’s relative performance, especially during the first six months of the period. Elsewhere, the Fund’s modest high yield exposure was a contributor as the high yield market posted solid returns during much of the period.

Security selection within the spread sectors produced mixed results. While the Fund’s investment grade corporate bond positions in the financials and industrials subsectors benefited performance, this was offset by security selection of CMBS and agency mortgage-backed securities.

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UBS U.S. Allocation Fund

The Fund’s duration positioning was a positive for relative performance during the reporting period. (Duration measures the price sensitivity of a portfolio to interest rate changes.) We tactically adjusted the Fund’s duration and initially had a neutral to short bias relative to the benchmark. This was rewarded, as yields rose early in the reporting period. Later in the reporting period, we adjusted the Fund’s duration to be neutral to modestly longer than the benchmark. This was also beneficial, as both short- and long-term interest rates moved sharply lower over the last three months of the period in particular.

Also enhancing the Fund’s performance was our yield curve positioning. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) During the review period, the Fund was positioned for a flattening of the yield curve. This was not initially rewarded as the yield curve steepened, with longer term rates moving higher than their short-term counterparts. However, throughout much of the latter portion of the period, the yield curve did flatten, and the Fund was well positioned given its flattening bias.

Certain derivative instruments, namely interest rate and bond futures, were used to facilitate specific duration and yield curve strategies. The results of derivatives used during the period was positive for performance.

Q.	What is your outlook for the economy?
A.	Economic growth in the US has clearly moderated. Looking ahead, we feel that growth in the US will remain fairly anemic and that inflation will move lower. Against this backdrop, we have taken a more cautious stance for the overall portfolio by reducing its equity exposure to be fairly close to that of the Index.[4] The Fund remains underweight US fixed income versus the Index and we have taken a more conservative stance, with a neutral duration position and by having a roughly 4% allocation to cash.

[4]	Includes derivatives exposure.

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UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,** please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver	Curt Custard
President	Lead Portfolio Manager
UBS U.S. Allocation Fund	UBS U.S. Allocation Fund
Head—Americas	Head of Asset Allocation
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.	(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended August 31, 2011. The views and opinions in the letter were current as of October 14, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

**	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

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UBS U.S. Allocation Fund

Illustration of an assumed investment of $10,000 in Class C shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class C shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Index over the 10 years ended August 31, 2011. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

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UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 08/31/11

		1 year	5 years	10 years

	Class A1	14.85%	0.62%	2.41%

Before deducting maximum sales charge	Class B2	13.93	(0.27)	1.94	[5]

	Class C3	14.00	(0.13)	1.65

	Class Y4	15.17	0.97	2.76

	Class A1	8.52	(0.51)	1.83

After deducting maximum sales charge	Class B2	8.93	(0.65)	1.94	[5]

	Class C3	13.00	(0.13)	1.65

S&P 500 Index[6]		18.50	0.78	2.70

UBS U.S. Allocation Fund Index[7]		14.43	3.47	3.86

Lipper Flexible Portfolio Funds median		11.59	3.12	4.22

Most recent quarter-end returns

Average annual total returns for periods ended 09/30/11

		1 year	5 years	10 years

	Class A1	1.10%	(0.93)%	2.70%

Before deducting maximum sales charge	Class B2	0.33	(1.81)	2.23	[5]

	Class C3	0.34	(1.68)	1.94

	Class Y4	1.37	(0.60)	3.05

	Class A1	(4.46)	(2.05)	2.12

After deducting maximum sales charge	Class B2	(4.67)	(2.19)	2.23	[5]

	Class C3	(0.65)	(1.68)	1.94

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2010 prospectuses, were as follows: Class A—1.03% and 1.03%; Class B—1.91% and 1.90%; Class C—1.78% and 1.78%; and Class Y—0.70% and 0.70%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) have entered into: (1) a written agreement, separate from UBS Global AM’s investment advisory agreement with the fund, whereby UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund’s average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%;

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UBS U.S. Allocation Fund

Performance at a glance (unaudited) (continued)

and (2) a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Fund’s ordinary total operating expenses of each class through December 31, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.15% for Class A, 1.90% for Class B, 1.90% for Class C and 0.90% for Class Y (the “fee waiver/expense reimbursement agreement”). The Fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses (pursuant to the fee waiver/expense reimbursement agreement) to the extent that it can do so over the following three fiscal years without causing the Fund’s expenses in any of those three years to exceed these expense caps. The agreements may be terminated by the Fund’s board at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with UBS Global AM. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM’s three year recoupment rights will survive.

[1]	Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.
[2]	Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.
[3]	Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total return presented for the Class C shares shown above.
[4]	The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.
[5]	Assumes the conversion of Class B to Class A shares at the end of the sixth year.
[6]	The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The UBS U.S. Allocation Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund’s inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Barclays Capital US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index,

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UBS U.S. Allocation Fund

Performance at a glance (unaudited) (concluded)

30% Barclays Capital US Aggregate Index, and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

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UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2011 to August 31, 2011.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

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UBS U.S. Allocation Fund

Understanding your Fund’s expenses (unaudited) (concluded)

hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses paid	Expense
		account value	account value	during period[1]	ratio
		March 1,	August 31,	03/01/11 to	during the
		2011	2011	08/31/11	period

Class A	Actual	$1,000.00	$955.90	$4.98	1.01%

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,020.11	5.14	1.01

Class B	Actual	1,000.00	952.40	8.56	1.74

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,016.43	8.84	1.74

Class C	Actual	1,000.00	952.10	8.71	1.77

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,016.28	9.00	1.77

Class Y	Actual	1,000.00	957.20	3.60	0.73

	Hypothetical
	(5% annual
	return before
	expenses)	1,000.00	1,021.53	3.72	0.73

[1]	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

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UBS U.S. Allocation Fund

Portfolio statistics (unaudited)

Characteristics	08/31/11		02/28/11		08/31/10

Net assets (mm)	$274.3		$313.6		$296.5

Number of securities	523		542		589

Portfolio
composition[1]	08/31/11		02/28/11		08/31/10

Stocks	71.7%		73.1%		69.9%

Bonds	21.9		19.9		18.6

Investment company	4.0		4.0		8.0

Futures	0.0[2]		(0.2)		—

Cash equivalents and
other assets less liabilities	2.4		3.2		3.5

Total	100.0%		100.0%		100.0%

Top five equity
sectors[1]	08/31/11		02/28/11		08/31/10

Information		Information		Information
technology	16.8%	technology	15.5%	technology	14.7%

Consumer		Consumer		Consumer
discretionary	13.8	discretionary	12.0	discretionary	10.2

Health care	8.4	Financials	9.6	Health care	9.5

Industrials	7.2	Energy	8.9	Financials	8.5

Consumer staples	6.5	Health care	8.9	Industrials	7.8

Total	52.7%		54.9%		50.7%

[1]	Weightings represent percentages of the Fund’s net assets as of the dates indicated.
[2]	Weighting represents less than 0.05% of the Fund’s net assets as of the dates indicated.

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UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (continued)

Top ten equity
securities[1]	08/31/11		02/28/11		08/31/10

Apple, Inc.	3.9%	Apple, Inc.	2.9%	Apple, Inc.	2.5%

Amazon.com, Inc.	2.2	Exxon Mobil Corp.	2.8	Exxon Mobil Corp.	1.9

Visa, Inc., Class A	1.7	QUALCOMM, Inc.	1.5	JPMorgan Chase & Co.	1.5

QUALCOMM, Inc.	1.5	Wells Fargo & Co.	1.5	Comcast Corp., Class A	1.5

Allergan, Inc.	1.3	Microsoft Corp.	1.5	Allergan, Inc.	1.4

Google, Inc., Class A	1.3	JPMorgan Chase & Co.	1.4	AT&T, Inc.	1.4

Las Vegas Sands Corp.	1.3	Amazon.com, Inc.	1.3	Wells Fargo & Co.	1.3

McDonald’s Corp.	1.2	Adobe Systems, Inc.	1.2	Johnson & Johnson	1.3

EMC Corp.	1.1	Comcast Corp., Class A	1.2	PepsiCo, Inc.	1.3

Crown Castle International Corp.	1.1	AT&T, Inc.	1.2	Illinois Tool Works, Inc.	1.2

Total	16.6%		16.5%		15.3%

Long-term fixed income
sector allocation[1]	08/31/11	02/28/11	08/31/10

US government obligations	7.9%	6.6%	4.9%

Mortgage & agency debt securities	7.2	6.8	6.9

Corporate bonds	5.7	5.9	6.2

Collateralized mortgage obligations	0.1	—	—

Commercial mortgage-backed
securities	0.9	0.6	0.6

Non-US government obligation	0.0 [2]	—	—

Asset-backed securities	—	—	0.0 [2]

Total	21.8%	19.9%	18.6%

[1]	Weightings represent percentages of the Fund’s net assets as of the dates indicated.
[2]	Weighting represents less than 0.05% of the Fund’s net assets as of the dates indicated.

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UBS U.S. Allocation Fund

Portfolio statistics (unaudited) (concluded)

Top ten
fixed income
securities[1]	08/31/11		02/28/11		08/31/10

US Treasury Notes,		US Treasury Notes,		US Treasury Notes,
0.375%,		0.625%,		0.625%,
due 06/30/13	2.5%	due 01/31/13	2.2%	due 06/30/12	2.2%

US Treasury Bonds,		US Treasury Notes,		US Treasury Notes,
2.125%,		2.000%,		0.625%,
due 08/15/21	1.9	due 01/31/16	1.5	due 07/31/12	1.4

US Treasury Notes,		US Treasury Notes,		FNMA Certificates,
1.500%,		0.625%,		2.375%,
due 06/30/16	1.3	due 12/31/12	1.4	due 07/28/15	1.2

FNMA Certificates,		FNMA Certificates,		FHLMC Certificates,
1.625%,		1.625%,		5.500%,
due 10/26/15	1.1	due 10/26/15	0.9	due 05/01/37	0.8

US Treasury Bonds,				US Treasury Bonds,
4.375%,		FNMA Certificates,		4.625%,
due 05/15/41	0.9	4.000%, TBA	0.9	due 02/15/40	0.6

US Treasury Notes,		US Treasury Notes,		FNMA Certificates,
0.375%,		2.625%,		4.500%,
due 07/31/13	0.8	due 11/15/20	0.8	due 04/01/39	0.5

FHLMC Certificates,				US Treasury Bonds,
5.500%,		FNMA Certificates,		4.375%,
due 05/01/37	0.5	5.000%, TBA	0.6	due 05/15/40	0.5

				GNMA Certificates II,
FNMA Certificates,		FNMA Certificates,		6.000%,
5.500%, TBA	0.5	4.500%, TBA	0.6	due 02/20/34	0.4

		FHLMC Certificates,		FNMA Certificates,
FNMA Certificates,		5.000%,		5.000%,
5.000%, TBA	0.5	05/01/37	0.5	due 09/01/39	0.3

				GS Mortgage
FNMA Certificates,		US Treasury Bonds,		Securities Corp. II,
0.875%,		4.250%,		6.002%,
due 08/28/14	0.4	due 11/15/40	0.5	due 08/10/45	0.3

Total	10.4%		9.9%		8.2%

[1]	Weightings represent percentages of the Fund’s net assets as of the dates indicated.

17

UBS U.S. Allocation Fund
Portfolio of investments—August 31, 2011

Security description	Shares	Value

Common stocks—71.69%

Aerospace & defense—2.26%

BE Aerospace, Inc.*	2,700	$94,041

General Dynamics Corp.	29,600	1,896,768

Precision Castparts Corp.	14,000	2,293,900

The Boeing Co.	28,500	1,905,510

		6,190,219

Air freight & logistics—1.10%

C.H. Robinson Worldwide, Inc.	27,000	1,903,500

FedEx Corp.	13,200	1,039,104

Hub Group, Inc., Class A*	2,500	78,725

		3,021,329

Airlines—0.47%

Southwest Airlines Co.	149,900	1,292,138

Auto components—0.04%

Tenneco, Inc.*	3,200	104,992

Automobiles—0.57%

General Motors Co.*	65,400	1,571,562

Beverages—0.94%

PepsiCo, Inc.	38,800	2,499,884

The Boston Beer Co., Inc., Class A*	1,000	81,070

		2,580,954

Biotechnology—1.12%

Acorda Therapeutics, Inc.*	21,200	552,260

Alexion Pharmaceuticals, Inc.*	13,400	776,463

Amgen, Inc.	12,200	675,941

Security description	Shares	Value

Common stocks—(continued)

Biotechnology—(concluded)

Amylin Pharmaceuticals, Inc.*	32,800	$370,968

Pharmasset, Inc.*	5,400	709,128

		3,084,760

Capital markets—0.72%

Evercore Partners, Inc., Class A	1,500	39,345

Golub Capital BDC, Inc.[1]	3,500	52,325

Invesco Ltd.	31,300	572,790

Morgan Stanley	70,500	1,233,750

PennantPark Investment Corp.[1]	7,300	74,752

		1,972,962

Chemicals—2.52%

Ashland, Inc.	15,900	842,859

Celanese Corp., Series A	20,900	982,509

Cytec Industries, Inc.	1,700	77,180

Ecolab, Inc.	18,400	986,240

FMC Corp.	17,600	1,336,368

The Dow Chemical Co.	35,000	995,750

The Sherwin-Williams Co.	22,200	1,681,428

		6,902,334

Commercial banks—1.50%

Center Financial Corp.*	11,700	64,584

City National Corp.	1,300	58,357

East West Bancorp, Inc.	2,300	38,387

Prosperity Bancshares, Inc.	1,000	37,850

18

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

Security description	Shares	Value

Common stocks—(continued)

Commercial banks—(concluded)

U.S. Bancorp	67,100	$1,557,391

Wells Fargo & Co.	90,800	2,369,880

		4,126,449

Commercial services & supplies—0.02%

Innerworkings, Inc.1,*	7,500	56,850

Communications equipment—2.81%

Cisco Systems, Inc.	90,100	1,412,768

Finisar Corp.1,*	2,600	47,996

NETGEAR, Inc.*	1,800	50,058

Nortel Networks Corp.*	25,433	1,017

QUALCOMM, Inc.	81,000	4,168,260

Riverbed Technology, Inc.*	81,700	2,024,526

		7,704,625

Computers & peripherals—5.49%

Apple, Inc.*	27,800	10,698,274

EMC Corp.*	134,900	3,047,391

Hewlett-Packard Co.	49,100	1,278,073

SMART Technologies, Inc., Class A*	5,700	29,070

		15,052,808

Construction & engineering—0.03%

MasTec, Inc.*	3,900	86,580

Construction materials—0.37%

Martin Marietta Materials, Inc.	1,300	92,079

Vulcan Materials Co.[1]	26,200	917,786

		1,009,865

Diversified consumer services—0.40%

Apollo Group, Inc., Class A*	21,200	992,690

Coinstar, Inc.1,*	900	41,031

Security description	Shares	Value

Common stocks—(continued)

Diversified consumer services—(concluded)

Universal Technical Institute, Inc.*	4,900	$71,344

		1,105,065

Diversified financial services—2.24%

Citigroup, Inc.	64,890	2,014,835

CME Group, Inc.	8,200	2,190,384

JPMorgan Chase & Co.	51,700	1,941,852

		6,147,071

Diversified telecommunication services—0.77%
AT&T, Inc.	73,000	2,079,040

Cbeyond, Inc.*	4,400	40,876

		2,119,916

Electric utilities—1.60%
American Electric Power Co., Inc.	21,500	830,545

Edison International	33,300	1,238,427

FirstEnergy Corp.	27,900	1,234,575

NextEra Energy, Inc.	17,600	998,272

Unisource Energy Corp.	2,000	75,720

		4,377,539

Electrical equipment—0.48%

Regal-Beloit Corp.	1,800	105,822

Roper Industries, Inc.	15,700	1,208,115

		1,313,937

Electronic equipment, instruments & components—0.02%

Rofin-Sinar Technologies, Inc.*	2,900	66,961

19

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

Security description	Shares	Value

Common stocks—(continued)

Energy equipment & services—2.42%

Baker Hughes, Inc.	13,500	$824,985

Bristow Group, Inc.	1,800	79,164

Dawson Geophysical Co.*	1,500	52,560

Dril-Quip, Inc.*	1,200	77,640

Ensco PLC, ADR	23,300	1,124,458

FMC Technologies, Inc.*	51,700	2,298,582

McDermott International, Inc.*	59,400	854,766

Noble Corp.*	33,400	1,127,584

North American Energy Partners, Inc.*	7,200	45,144

TETRA Technologies, Inc.*	9,500	97,375

Willbros Group, Inc.*	9,200	59,156

		6,641,414

Food & staples retailing—1.30%

CVS Caremark Corp.	65,500	2,352,105

The Kroger Co.	51,200	1,206,272

		3,558,377

Food products—1.61%

Kellogg Co.	45,200	2,455,264

Kraft Foods, Inc., Class A	56,200	1,968,124

		4,423,388

Health care equipment &
supplies—0.90%

AngioDynamics, Inc.*	2,800	40,320

Baxter International, Inc.	13,000	727,740

CONMED Corp.*	2,200	51,590

Covidien PLC	9,700	506,146

Security description	Shares	Value

Common stocks—(continued)

Health care equipment & supplies—(concluded)

Greatbatch, Inc.*	3,500	$78,225

ICU Medical, Inc.*	2,900	119,480

Integra LifeSciences Holdings*	1,200	47,856

Medtronic, Inc.	20,800	729,456

Synovis Life Technologies, Inc.*	4,600	78,430

The Cooper Cos., Inc.	1,100	82,797

		2,462,040

Health care providers & services—1.94%

Express Scripts, Inc.*	62,300	2,924,362

HCA Holdings, Inc.*	32,500	650,975

Owens & Minor, Inc.	2,700	79,488

Patterson Cos., Inc.	2,300	67,206

PSS World Medical, Inc.*	2,200	51,876

UnitedHealth Group, Inc.	32,600	1,549,152

		5,323,059

Health care technology—0.01%

ePocrates, Inc.1,*	2,200	23,386

Hotels, restaurants & leisure—3.49%

Carnival Corp.	30,300	1,000,809

Chipotle Mexican Grill, Inc.*	3,100	971,447

International Game Technology	36,000	549,360

Las Vegas Sands Corp.*	74,300	3,460,151

McDonald’s Corp.	37,400	3,383,204

O’Charley’s, Inc.*	8,400	47,208

20

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

Security description	Shares	Value

Common stocks—(continued)

Hotels, restaurants & leisure—(concluded)

Vail Resorts, Inc.	1,900	$76,817

WMS Industries, Inc.*	3,400	74,188

		9,563,184

Household products—0.81%

Colgate-Palmolive Co.	23,500	2,114,295

Spectrum Brands Holdings, Inc.*	3,700	99,086

		2,213,381

Industrial conglomerates—0.72%

Danaher Corp.	43,100	1,974,411

Insurance—0.88%

ACE Ltd.	9,000	581,220

AFLAC, Inc.	22,800	860,016

MetLife, Inc.	26,600	893,760

Validus Holdings Ltd.	2,800	72,296

		2,407,292

Internet & catalog retail—3.89%

Amazon.com, Inc.*	28,200	6,071,178

Netflix, Inc.*	7,200	1,692,072

Priceline.com, Inc.*	5,400	2,901,204

		10,664,454

Internet software & services—2.51%

Baidu, Inc., ADR*	15,000	2,186,700

Digital River, Inc.*	1,900	38,228

Google, Inc., Class A*	6,600	3,570,336

Intralinks Holdings, Inc.*	3,600	33,732

MercadoLibre, Inc.[1]	13,900	936,582

RightNow Technologies, Inc.*	1,900	62,301

Security description	Shares	Value

Common stocks—(continued)

Internet software & services—(concluded)

ValueClick, Inc.*	4,100	$62,730

		6,890,609

IT services—2.58%

Fidelity National Information Services, Inc.	33,000	929,940

ServiceSource International, Inc.1,*	28,900	522,223

Teradata Corp.*	15,800	827,288

Visa, Inc., Class A	54,600	4,798,248

		7,077,699

Life sciences tools & services—1.07%

Agilent Technologies, Inc.*	66,900	2,466,603

Bio-Rad Laboratories, Inc., Class A*	4,700	471,598

		2,938,201

Machinery—1.14%

CIRCOR International, Inc.	1,500	51,765

Greenbrier Cos., Inc.*	2,800	48,664

Illinois Tool Works, Inc.	38,700	1,801,098

Kaydon Corp.	1,900	63,878

PACCAR, Inc.	31,200	1,174,056

		3,139,461

Media—3.19%

Cinemark Holdings, Inc.	5,300	111,035

Comcast Corp., Class A	92,200	1,983,222

21

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

Security description	Shares	Value

Common stocks—(continued)

Media—(concluded)

Discovery Communications, Inc., Class A*	39,700	$1,678,516

Focus Media Holding Ltd., ADR1,*	52,700	1,652,672

ReachLocal, Inc.1,*	2,500	36,375

Time Warner, Inc.	47,000	1,488,020

Valassis Communications, Inc.*	3,600	90,972

Viacom Inc., Class B	35,600	1,717,344

		8,758,156

Metals & mining—0.73%

Freeport-McMoRan Copper & Gold, Inc.	28,900	1,362,346

Nucor Corp.	18,100	653,048

		2,015,394

Oil, gas & consumable fuels—3.59%

Concho Resources, Inc.*	26,400	2,295,480

CONSOL Energy, Inc.	28,700	1,310,442

EOG Resources, Inc.	11,700	1,083,303

Exxon Mobil Corp.	17,700	1,310,508

Hess Corp.	28,600	1,697,124

Peabody Energy Corp.	14,900	727,120

Ultra Petroleum Corp.*	20,600	690,100

Whiting Petroleum Corp.*	15,500	730,205

		9,844,282

Security description	Shares	Value

Common stocks—(continued)

Personal products—0.97%

Prestige Brands Holdings, Inc.*	7,300	$78,621

The Estee Lauder Cos., Inc., Class A	26,300	2,568,458

		2,647,079

Pharmaceuticals—3.39%

Allergan, Inc.	44,300	3,624,183

Johnson & Johnson	23,200	1,526,560

Merck & Co., Inc.	46,200	1,530,144

Teva Pharmaceutical Industries Ltd., ADR	15,300	632,808

Watson Pharmaceuticals, Inc.*	29,600	1,986,752

		9,300,447

Real estate investment trusts—0.44%

Annaly Capital Management, Inc.	40,900	741,517

Campus Crest Communities, Inc.[1]	10,300	121,746

CYS Investments, Inc.[1]	5,600	74,760

Entertainment Properties Trust	1,700	71,621

Hudson Pacific Properties, Inc.	4,900	68,257

Invesco Mortgage Capital, Inc.	2,900	51,156

Summit Hotel Properties, Inc.	7,700	63,756

		1,192,813

Road & rail—0.94%

Hertz Global Holdings, Inc.*	74,900	838,880

22

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

Security description	Shares	Value

Common stocks—(continued)

Road & rail—(concluded)

Norfolk Southern Corp.	10,500	$710,640

Union Pacific Corp.	11,300	1,041,521

		2,591,041

Semiconductors & semiconductor equipment—0.61%

Broadcom Corp., Class A*	25,700	916,205

Intersil Corp., Class A	65,700	737,811

ON Semiconductor Corp.*	3,400	24,718

		1,678,734

Software—2.80%

Adobe Systems, Inc.*	71,400	1,802,136

Cadence Design Systems, Inc.*	6,200	57,288

NICE Systems Ltd., ADR*	1,500	46,815

Nuance Communications, Inc.*	3,800	70,528

Oracle Corp.	73,700	2,068,759

RealPage, Inc.*	1,800	37,476

Salesforce.com, Inc.*	12,400	1,596,500

Solera Holdings, Inc.	1,100	64,515

SS&C Technologies Holdings, Inc.*	4,100	67,609

Symantec Corp.*	104,800	1,797,320

Tangoe, Inc.*	3,300	36,531

Websense, Inc.*	1,800	37,026

		7,682,503

Security description	Shares	Value

Common stocks—(concluded)

Specialty retail—0.69%

Francesca’s Holdings Corp.1,*	2,600	$59,618

GameStop Corp., Class A1,*	71,200	1,703,816

PetSmart, Inc.	1,900	80,142

The Children’s Place Retail Stores, Inc.*	1,200	51,504

		1,895,080

Textiles, apparel & luxury goods—1.53%

Movado Group, Inc.	4,300	59,168

Nike, Inc., Class B	22,800	1,975,620

Ralph Lauren Corp.	15,700	2,152,627

		4,187,415

Thrifts & mortgage finance—0.03%

Brookline Bancorp, Inc.	8,900	74,938

Tobacco—0.89%

Philip Morris International, Inc.	35,300	2,446,996

Trading companies & distributors—0.04%

United Rentals, Inc.*	2,600	43,368

Watsco, Inc.	1,000	59,650

		103,018

Wireless telecommunication services—1.11%

Crown Castle International Corp.*	69,900	3,035,757

Total common stocks (cost—$196,134,416)		196,642,925

23

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

Security description	Shares	Value

Preferred stocks—0.00%

Consumer finance—0.00%

Ally Financial, Inc.2,3,*	5	$3,805

Media—0.00%

CMP Susquehanna Radio Holdings Corp., Series A4,5,6,7,*	2,332	23

Total preferred stocks (cost—$121)		3,828

Security description	Shares	Value

Investment company—3.99%

UBS Credit Bond Relationship Fund8,* (cost—$9,842,174)	731,029	$10,951,259

	Number of warrants

Warrants*—0.00%

Commercial banks—0.00%

CMP Susquehanna Radio Holdings Corp., expires 03/23/19[4,7] (cost—$27)	2,665	27

24

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

US government obligations—7.94%

US Treasury Bonds
2.125%, due 08/15/21[1]	$5,385,000	$5,339,551

4.375%, due 05/15/41	2,240,000	2,567,242

4.750%, due 02/15/41	535,000	650,694

US Treasury Notes
0.375%, due 06/30/13	6,765,000	6,788,271

0.375%, due 07/31/13	2,315,000	2,323,049

1.500%, due 06/30/16	3,600,000	3,702,384

1.500%, due 07/31/16	225,000	231,257

1.875%, due 06/30/15	160,000	167,912

Total US government obligations (cost—$21,620,838)		21,770,360

Mortgage & agency debt securities—7.20%

Federal Home Loan Mortgage Corporation Certificates,**
4.000%, due 05/01/23	381,765	402,520

4.000%, due 01/01/41	713,522	740,409

4.500%, due 06/01/41	149,168	157,650

5.000%, due 11/01/38	96,831	104,266

5.500%, due 05/01/37	1,341,544	1,484,775

5.500%, due 07/01/38	131,674	143,963

5.500%, due 08/01/40	96,787	106,214

6.000%, due 10/01/36	191,271	213,372

6.500%, due 08/01/28	289,313	332,678

Federal National Mortgage Association Certificates,**
0.875%, due 08/28/14	980,000	989,761

1.625%, due 10/26/15	2,905,000	2,991,601

4.000%, due 01/01/41	546,296	567,009

4.500%, due 02/01/39	217,647	230,482

4.500%, due 04/01/39	558,645	591,153

4.500%, due 07/01/39	337,617	357,263

4.500%, due 10/01/39	514,740	544,693

4.500%, due 04/01/41	734,111	776,829

4.500%, due 06/01/41	590,605	624,972

4.500%, due 07/01/41	474,372	505,725

25

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Mortgage & agency debt securities—(concluded)

Federal National Mortgage Association Certificates,** (concluded),
5.000%, due 09/01/39	$693,040	$750,071

5.000%, due 10/01/39	98,176	105,917

5.000%, due 05/01/40	119,846	129,446

5.500%, due 08/01/39	455,982	501,723

6.000%, due 06/01/33	8,144	9,231

6.000%, due 08/01/37	281,126	312,608

7.000%, due 08/01/32	556,929	642,476

7.500%, due 02/01/33	8,811	10,317

3.500%, TBA	355,000	369,589

4.000%, TBA	675,000	697,359

5.000%, TBA	1,150,000	1,235,891

5.500%, TBA	1,250,000	1,366,211

6.000%, TBA	225,000	249,047

Government National Mortgage Association Certificates,
6.500%, due 10/15/28	5,679	6,556

Government National Mortgage Association Certificates II,
4.000%, due 07/20/26	472,894	504,006

6.000%, due 11/20/28	2,580	2,919

6.000%, due 02/20/29	6,043	6,841

6.000%, due 02/20/34	858,002	967,561

Total mortgage & agency debt securities (cost—$18,947,681)		19,733,104

Collateralized mortgage obligations—0.12%

First Horizon Mortgage Pass-Through Trust, Series 2004-FL1, Class 1A1,
0.488%, due 02/25/35[9]	147,038	113,494

Holmes Master Issuer PLC, Series 2011-1A, Class A2,
1.599%, due 10/15/54[2,9]	225,000	223,569

Total collateralized mortgage obligations (cost—$372,038)		337,063

Commercial mortgage-backed securities—0.90%

Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM
5.983%, due 02/10/51[9]	250,000	216,927

26

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Commercial mortgage-backed securities—(concluded)

Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4,
5.903%, due 09/11/38[9]	$300,000	$331,911

Commercial Mortgage Loan Trust, Series 2008-LS1, Class AM
6.214%, due 12/10/49[9]	275,000	240,100

FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A,
2.980%, due 12/06/20[2]	317,858	330,608

FHLMC Multifamily Structured Pass Through Certificates, Series K012, Class A1
3.427%, due 10/25/20	343,092	364,561

Fosse Master Issuer PLC, Series 2011-1A, Class A2
1.650%, due 10/18/54[2,9]	250,000	249,622

Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4,
5.444%, due 03/10/39	375,000	396,193

JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class AM
5.464%, due 12/12/43	275,000	243,784

Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class B
5.240%, due 09/15/37	100,000	99,944

Total commercial mortgage-backed securities (cost—$2,372,018)		2,473,650

Corporate bonds—5.74%

Aerospace & defense—0.01%

BE Aerospace, Inc.
6.875%, due 10/01/20	30,000	30,750

Airlines—0.02%

AMGH Merger Sub, Inc.
9.250%, due 11/01/18[2]	25,000	25,313

Delta Air Lines, Inc.
12.250%, due 03/15/15[1,2,10]	30,000	31,725

		57,038

27

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Automobile OEM—0.06%

Chrysler Group LLC/CG Co-Issuer, Inc.
8.000%, due 06/15/19[1,2]	$80,000	$69,800

Ford Motor Co.
7.450%, due 07/16/31[1]	75,000	82,228

		152,028

Automotive parts—0.04%

Goodyear Tire & Rubber Co.
10.500%, due 05/15/16	42,000	45,938

Meritor, Inc.
10.625%, due 03/15/18	30,000	30,675

Navistar International Corp.
8.250%, due 11/01/21	25,000	25,875

		102,488

Banking-non-US—0.04%

HBOS Capital Funding LP
6.071%, due 06/30/14[2,9,11]	65,000	43,875

ING Groep N.V.
5.775%, due 12/08/15[9,11]	50,000	42,000

NB Capital Trust II
7.830%, due 12/15/26	25,000	24,500

		110,375

Banking-US—0.51%

Bank of America Corp.
5.420%, due 03/15/17	300,000	292,696

BankAmerica Capital II
8.000%, due 12/15/26	75,000	74,625

CIT Group, Inc.
7.000%, due 05/01/15	80,000	79,600

Citigroup Capital XXI
8.300%, due 12/21/57[9]	135,000	135,000

Citigroup, Inc.
6.125%, due 05/15/18	150,000	163,757

Merrill Lynch & Co.
5.700%, due 05/02/17	105,000	102,747

28

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Banking-US—(concluded)

Morgan Stanley MTN
6.625%, due 04/01/18	$190,000	$203,587

Washington Mutual, Inc.
5.500%, due 01/15/13[12]	585,000	1,463

Wells Fargo Bank N.A.
5.950%, due 08/26/36	310,000	325,649

Zions Bancorp.
5.500%, due 11/16/15	30,000	30,340

		1,409,464

Beverage/bottling—0.06%

Anheuser-Busch InBev Worldwide, Inc.
4.125%, due 01/15/15	85,000	92,856

Constellation Brands, Inc.
8.375%, due 12/15/14	60,000	66,600

		159,456

Building materials—0.04%

Cemex Espana Luxembourg
9.250%, due 05/12/20[2]	75,000	61,125

Hanson Ltd.
6.125%, due 08/15/16	40,000	41,000

		102,125

Business services/office equipment—0.05%

Harland Clarke Holdings
9.500%, due 05/15/15	50,000	40,750

West Corp.
7.875%, due 01/15/19	45,000	42,975

11.000%, due 10/15/16[1]	50,000	51,125

		134,850

Chemicals—0.13%

Ashland, Inc.
9.125%, due 06/01/17	40,000	44,800

Celanese US Holdings LLC
5.875%, due 06/15/21	50,000	50,125

6.625%, due 10/15/18	25,000	26,500

29

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Chemicals—(concluded)

CF Industries, Inc.
7.125%, due 05/01/20	$130,000	$148,850

Georgia Gulf Corp.
9.000%, due 01/15/17[2]	40,000	40,800

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC
8.875%, due 02/01/18	25,000	23,375

Ineos Group Holdings PLC
8.500%, due 02/15/16[1,2]	30,000	26,100

		360,550

Coal—0.02%

Patriot Coal Corp.
8.250%, due 04/30/18	50,000	47,000

Commercial services—0.01%

DynCorp International, Inc.
10.375%, due 07/01/17	20,000	19,100

Interactive Data Corp.
10.250%, due 08/01/18	5,000	5,400

		24,500

Consumer products-non durables—0.10%

ACCO Brands Corp.
10.625%, due 03/15/15	25,000	27,344

Sealy Mattress Co.
10.875%, due 04/15/16[2]	9,000	9,810

Toys R US Property Co. II LLC
8.500%, due 12/01/17	75,000	76,500

Tupperware Brands Corp.
4.750%, due 06/01/21[2]	90,000	88,821

YCC Holdings LLC/Yankee Finance, Inc.
10.250%, due 02/15/16[2,13]	75,000	68,250

		270,725

Consumer services—0.02%

Avis Budget Car Rental/Avis Budget Finance, Inc.
9.625%, due 03/15/18	20,000	20,450

30

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Consumer services—(concluded)

Hertz Corp.
7.375%, due 01/15/21[2]	$50,000	$47,750

		68,200

Distribution/wholesale—0.02%

McJunkin Red Man Corp.
9.500%, due 12/15/16	60,000	60,300

Diversified manufacturing—0.04%

Bombardier, Inc.
7.500%, due 03/15/18[2]	20,000	21,750

7.750%, due 03/15/20[2]	25,000	27,313

SPX Corp.
7.625%, due 12/15/14	65,000	70,037

		119,100

Electric-generation—0.21%

AES Corp.
8.000%, due 06/01/20	100,000	105,000

Calpine Construction Finance/CCFC Finance Corp.
8.000%, due 06/01/16[2]	50,000	52,875

Calpine Corp.
7.875%, due 07/31/20[2]	145,000	148,625

Dynegy Holdings, Inc.
8.375%, due 05/01/16[1]	35,000	23,100

GenOn Energy, Inc.
9.500%, due 10/15/18[1]	100,000	100,000

Mirant Americas Generation LLC
9.125%, due 05/01/31	40,000	37,600

North American Energy Alliance LLC/ North American Energy Finance Corp.
10.875%, due 06/01/16[2]	50,000	53,250

NRG Energy, Inc.
7.625%, due 05/15/19[2]	50,000	48,750

8.500%, due 06/15/19	15,000	15,300

		584,500

31

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Electric-integrated—0.10%

E.ON International Finance BV
5.800%, due 04/30/18[2]	$80,000	$93,192

Oncor Electric Delivery Co. LLC
6.800%, due 09/01/18	80,000	96,953

PPL WEM Holdings PLC
3.900%, due 05/01/16[2]	60,000	62,931

Texas Competitive Electric Holdings Co. LLC, Series A
10.250%, due 11/01/15[1,10]	75,000	28,875

		281,951

Electronics—0.06%

Freescale Semiconductor, Inc.
9.250%, due 04/15/18[2]	25,000	26,312

10.750%, due 08/01/20	60,000	62,850

KEMET Corp.
10.500%, due 05/01/18	25,000	26,625

Sanmina-SCI Corp.
7.000%, due 05/15/19[1,2]	50,000	45,000

8.125%, due 03/01/16[1]	12,000	12,030

		172,817

Energy-exploration & production—0.28%

Alta Mesa Holdings/Alta Mesa Finance Services Corp.
9.625%, due 10/15/18	100,000	95,000

Connacher Oil and Gas Ltd.
8.500%, due 08/01/19[2]	50,000	40,500

Denbury Resources, Inc.
8.250%, due 02/15/20	25,000	26,344

9.750%, due 03/01/16	75,000	82,312

Forest Oil Corp.
7.250%, due 06/15/19	25,000	24,750

8.500%, due 02/15/14	30,000	32,100

Helix Energy Solutions
9.500%, due 01/15/16[2]	100,000	102,000

32

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Energy-exploration & production—(concluded)

Hilcorp Energy I LP/Hilcorp Finance Co.
7.625%, due 04/15/21[2]	$10,000	$10,100

8.000%, due 02/15/20[2]	20,000	20,800

Linn Energy LLC/Linn Energy Finance Corp.
7.750%, due 02/01/21[2]	50,000	51,000

Plains Exploration & Production Co.
10.000%, due 03/01/16	55,000	60,775

Quicksilver Resources, Inc.
7.125%, due 04/01/16	50,000	47,250

11.750%, due 01/01/16	30,000	33,075

Range Resources Corp.
5.750%, due 06/01/21	25,000	25,125

7.250%, due 05/01/18	25,000	26,500

SandRidge Energy, Inc.
8.750%, due 01/15/20	45,000	45,225

9.875%, due 05/15/16[2]	45,000	48,150

		771,006

Energy-independent—0.13%

Chesapeake Energy Corp.
6.625%, due 08/15/20	24,000	25,080

9.500%, due 02/15/15	115,000	129,950

Comstock Resources, Inc.
8.375%, due 10/15/17	20,000	20,600

Encore Acquisition Co.
9.500%, due 05/01/16	30,000	32,850

Gulfmark Offshore, Inc.
7.750%, due 07/15/14[10]	40,000	40,300

Key Energy Services, Inc.
6.750%, due 03/01/21	75,000	73,500

Swift Energy Co.
8.875%, due 01/15/20	30,000	31,800

		354,080

33

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Energy-oilfield services—0.04%

Aquilex Holdings/Aquilex Finance Corp.
11.125%, due 12/15/16	$10,000	$5,800

Cie Generale de Geophysique-Veritas
7.750%, due 05/15/17	35,000	35,175

Expro Finance Luxembourg SCA
8.500%, due 12/15/16[2]	75,000	71,625

		112,600

Energy-refining & marketing—0.02%

Tesoro Corp.
9.750%, due 06/01/19	55,000	59,950

Entertainment—0.05%

AMC Entertainment, Inc.
8.750%, due 06/01/19	40,000	40,300

WMG Acquisition Corp.
9.500%, due 06/15/16	95,000	96,900

		137,200

Environmental—0.01%

Casella Waste Systems, Inc.
11.000%, due 07/15/14	25,000	26,781

Finance-noncaptive consumer—0.01%

Residential Capital LLC
9.625%, due 05/15/15	25,000	22,156

Finance-noncaptive diversified—0.18%

Ally Financial, Inc.
6.750%, due 12/01/14	100,000	100,250

6.875%, due 09/15/11	24,000	24,000

7.500%, due 09/15/20	50,000	49,125

8.000%, due 03/15/20	60,000	60,600

8.300%, due 02/12/15	125,000	131,250

E*Trade Financial Corp.
12.500%, due 11/30/17[13]	63,000	72,450

JPMorgan Chase & Co.
5.600%, due 07/15/41	50,000	51,524

		489,199

34

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Finance-other—0.23%

FTI Consulting, Inc.
6.750%, due 10/01/20	$25,000	$24,656

General Electric Capital Corp.
2.950%, due 05/09/16	135,000	136,216

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000%, due 01/15/18	25,000	25,250

International Lease Finance Corp.
7.125%, due 09/01/18[2]	100,000	101,000

8.625%, due 09/15/15[10]	125,000	127,500

8.750%, due 03/15/17[10]	60,000	61,650

Pinafore LLC/Pinafore, Inc.
9.000%, due 10/01/18[2]	70,000	74,200

SquareTwo Financial Corp.
11.625%, due 04/01/17	75,000	73,875

		624,347

Food—0.08%

Michael Foods, Inc.
9.750%, due 07/15/18	50,000	52,500

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
10.625%, due 04/01/17[1]	55,000	56,925

Smithfield Foods, Inc.
10.000%, due 07/15/14	22,000	24,860

Tyson Foods, Inc.
10.500%, due 03/01/14	35,000	40,775

Viskase Cos., Inc.
9.875%, due 01/15/18[2]	40,000	40,400

		215,460

Food-wholesale—0.04%

ARAMARK Corp.
8.500%, due 02/01/15	85,000	87,763

US Foodservice
8.500%, due 06/30/19[2]	25,000	23,125

		110,888

35

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Gaming—0.27%

Boyd Gaming Corp.
9.125%, due 12/01/18[1,2]	$100,000	$93,250

Caesars Entertainment Operating Co., Inc.
5.625%, due 06/01/15[1]	75,000	54,750

10.000%, due 12/15/15	35,000	32,813

11.250%, due 06/01/17	120,000	129,300

Marina District Finance Co., Inc.
9.500%, due 10/15/15[1]	120,000	116,400

MGM Resorts International
10.000%, due 11/01/16[2]	110,000	111,100

11.125%, due 11/15/17	35,000	39,025

Shingle Springs Tribal Gaming Authority
9.375%, due 06/15/15[2]	75,000	49,312

Tunica-Biloxi Gaming Authority
9.000%, due 11/15/15[2]	40,000	40,200

Yonkers Racing Corp.
11.375%, due 07/15/16[2]	80,000	83,600

		749,750

Gas distributors—0.07%

Ferrellgas Partners LP
8.625%, due 06/15/20	26,000	25,870

9.125%, due 10/01/17	60,000	61,500

Niska Gas Storage US LLC/Niska Gas Storage Canada ULC
8.875%, due 03/15/18	110,000	111,100

		198,470

Gas pipelines—0.15%

Nustar Logistics LP
7.650%, due 04/15/18	140,000	174,286

Sonat, Inc.
7.000%, due 02/01/18	150,000	163,513

Trans-Canada Pipelines Ltd.
7.625%, due 01/15/39	60,000	79,991

		417,790

36

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Health care—0.21%

Capella Healthcare, Inc.
9.250%, due 07/01/17[2]	$10,000	$9,775

Carriage Services, Inc.
7.875%, due 01/15/15	70,000	68,950

CHS/Community Health Systems, Inc.
8.875%, due 07/15/15	50,000	50,687

ExamWorks Group, Inc.
9.000%, due 07/15/19[2]	70,000	65,975

HCA, Inc.
7.500%, due 02/15/22	100,000	99,000

Multiplan, Inc.
9.875%, due 09/01/18[2]	125,000	126,875

Prospect Medical Holdings, Inc.
12.750%, due 07/15/14	40,000	43,700

Radiation Therapy Services, Inc.
9.875%, due 04/15/17	25,000	23,125

Tenet Healthcare Corp.
6.875%, due 11/15/31	50,000	39,625

Universal Hospital Services
8.500%, due 06/01/15[13]	10,000	9,925

US Oncology, Inc.
9.125%, due 08/15/17[14]	30,000	225

Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.
8.000%, due 02/01/18	50,000	47,625

		585,487

Home construction—0.03%

KB Home
5.875%, due 01/15/15	25,000	21,563

Standard Pacific Corp.
10.750%, due 09/15/16	25,000	24,750

Toll Brothers Finance Corp.
8.910%, due 10/15/17[1]	35,000	41,611

		87,924

37

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Housewares—0.01%

Libbey Glass, Inc.
10.000%, due 02/15/15	$23,000	$24,610

Industrial-other—0.02%

Belden, Inc.
9.250%, due 06/15/19	20,000	21,200

RBS Global, Inc./Rexnord LLC
8.500%, due 05/01/18	30,000	30,300

		51,500

Insurance-life—0.22%

American General Institutional Capital A
7.570%, due 12/01/45[2]	100,000	99,000

American International Group, Inc.
8.175%, due 05/15/58[9]	100,000	99,280

Hartford Financial Services Group
6.300%, due 03/15/18	160,000	169,540

8.125%, due 06/15/38[9]	95,000	95,950

Prudential Financial, Inc. MTN,
Series C
5.400%, due 06/13/35	50,000	47,911

Series D
6.100%, due 06/15/17	85,000	94,799

		606,480

Insurance-multiline—0.06%

Glen Meadow Pass-Through Trust
6.505%, due 02/12/67[2,9]	60,000	47,250

ING Capital Funding Trust III, Series 9
3.846%, due 12/31/11[9,11]	40,000	34,417

Lincoln National Corp.
7.000%, due 05/17/66[9]	100,000	93,000

		174,667

Insurance-personal & casualty—0.06%

Liberty Mutual Group, Inc.
7.800%, due 03/15/37[2]	25,000	23,500

10.750%, due 06/15/58[2,9]	70,000	86,100

38

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Insurance-personal & casualty—(concluded)

XL Group PLC, Series E
6.500%, due 04/15/17[9,11]	$50,000	$44,125

		153,725

Internet software & services—0.05%

Equinix, Inc.
8.125%, due 03/01/18	75,000	79,500

MedAssets, Inc.
8.000%, due 11/15/18[2]	50,000	48,250

		127,750

Leisure—0.02%

Brunswick Corp.
11.250%, due 11/01/16[2]	15,000	17,944

Royal Caribbean Cruises Ltd.
7.500%, due 10/15/27	40,000	38,300

		56,244

Lodging—0.06%

Diamond Resorts Corp.
12.000%, due 08/15/18	125,000	121,250

Host Hotels & Resorts LP
9.000%, due 05/15/17	40,000	43,800

		165,050

Machinery-agriculture & construction—0.07%

Case New Holland, Inc.
7.875%, due 12/01/17	55,000	59,538

Caterpillar, Inc.
3.900%, due 05/27/21	115,000	122,669

		182,207

Media-broadcast/outdoor—0.04%

Clear Channel Communications, Inc.
10.750%, due 08/01/16	85,000	59,075

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
8.875%, due 04/15/17	25,000	25,625

XM Satellite Radio, Inc.
13.000%, due 08/01/13[2]	25,000	28,062

		112,762

39

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Media-cable—0.12%

Cablevision Systems Corp.
8.625%, due 09/15/17	$50,000	$53,000

CSC Holdings LLC
8.625%, due 02/15/19	25,000	27,563

DISH DBS Corp.
7.750%, due 05/31/15	35,000	36,925

7.875%, due 09/01/19	75,000	79,687

Time Warner Cable, Inc.
6.750%, due 07/01/18	100,000	117,766

UPC Germany GmbH
8.125%, due 12/01/17[2]	25,000	25,500

		340,441

Media-non cable—0.08%

CMP Susquehanna Corp.
3.289%, due 05/15/14[4,9,15]	10,000	9,982

Gannett Co., Inc.
8.750%, due 11/15/14	25,000	26,812

Intelsat Jackson Holdings SA
7.250%, due 10/15/20[2]	75,000	72,000

LIN Television Corp.
8.375%, due 04/15/18	25,000	25,875

Nielsen Finance LLC/ Nielsen Finance Co.
11.625%, due 02/01/14	13,000	14,722

Sinclair Television Group
9.250%, due 11/01/17[2]	20,000	21,300

Univision Communications, Inc.
8.500%, due 05/15/21[2]	50,000	42,750

		213,441

Media-publishing—0.02%

Cengage Learning Acquisitions, Inc.
10.500%, due 01/15/15[2,10]	40,000	30,800

McClatchy Co.
11.500%, due 02/15/17	35,000	33,775

		64,575

40

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Metals & mining—0.27%

Barrick Gold Corp.
2.900%, due 05/30/16[2]	$120,000	$123,193

CONSOL Energy, Inc.
8.000%, due 04/01/17	45,000	47,869

Mirabela Nickel Ltd.
8.750%, due 04/15/18[2]	75,000	69,750

Murray Energy Corp.
10.250%, due 10/15/15[2]	125,000	123,125

Ryerson, Inc.
12.000%, due 11/01/15[10]	105,000	107,756

Tube City IMS Corp.
9.750%, due 02/01/15	50,000	49,875

Vale Overseas Ltd.
4.625%, due 09/15/20	100,000	102,183

6.875%, due 11/21/36	90,000	103,077

		726,828

Packaging & containers—0.05%

Berry Plastics Corp.
8.250%, due 11/15/15[1]	30,000	30,900

9.500%, due 05/15/18	50,000	46,000

Graphic Packaging International, Inc.
9.500%, due 06/15/17	5,000	5,437

Owens-Brockway Glass Container, Inc.
7.375%, due 05/15/16	50,000	52,250

		134,587

Paper & forest products—0.06%

Boise Paper Holdings LLC/Boise Finance Co.
9.000%, due 11/01/17	15,000	15,938

Georgia-Pacific LLC
8.250%, due 05/01/16[2]	50,000	57,100

8.875%, due 05/15/31	35,000	42,065

Longview Fibre Paper & Packaging, Inc.
8.000%, due 06/01/16[2]	10,000	9,900

41

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Paper & forest products—(concluded)

Mercer International, Inc.
9.500%, due 12/01/17	$35,000	$34,825

		159,828

Pharmaceuticals—0.03%

Mylan, Inc.
7.625%, due 07/15/17[2]	50,000	53,375

Warner Chilcott Co. LLC/Warner Chilcott Finance LLC
7.750%, due 09/15/18[2]	25,000	24,563

		77,938

Pipelines—0.03%

Crosstex Energy LP/Crosstex Energy Finance Corp.
8.875%, due 02/15/18	80,000	82,800

Railroads—0.06%

Burlington Northern Santa Fe Corp.
7.082%, due 05/13/29	85,000	107,466

Union Pacific Corp.
5.780%, due 07/15/40	55,000	60,411

		167,877

Real estate development & management—0.03%

Realogy Corp.
10.500%, due 04/15/14	80,000	70,400

Real estate investment trusts—0.08%

CB Richard Ellis Services, Inc.
11.625%, due 06/15/17	50,000	56,750

Developers Diversified Realty Corp.
9.625%, due 03/15/16	70,000	83,267

DuPont Fabros Technology LP
8.500%, due 12/15/17	75,000	79,125

		219,142

Retail-department—0.04%

JC Penney Corp., Inc.
7.125%, due 11/15/23	60,000	61,350

Macy’s Retail Holdings, Inc.
6.375%, due 03/15/37	35,000	35,451

		96,801

42

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Retail-restaurants—0.02%

Landry’s Restaurants, Inc.
11.625%, due 12/01/15	$55,000	$57,888

Retail-specialty—0.18%

Burlington Coat Factory
10.000%, due 02/15/19[2]	100,000	93,250

Ingles Markets, Inc.
8.875%, due 05/15/17	70,000	72,800

Limited Brands, Inc.
8.500%, due 06/15/19	45,000	50,681

Michaels Stores, Inc.
11.375%, due 11/01/16[1]	50,000	51,875

Petco Animal Supplies, Inc.
9.250%, due 12/01/18[1,2]	60,000	62,100

QVC, Inc.
7.125%, due 04/15/17[2]	20,000	20,900

7.500%, due 10/01/19[2]	75,000	80,813

RITE AID Corp.
10.375%, due 07/15/16	60,000	62,925

		495,344

Steel producers/products—0.05%

AK Steel Corp.
7.625%, due 05/15/20	50,000	46,000

Severstal Columbus LLC
10.250%, due 02/15/18	50,000	51,750

US Steel Corp.
7.375%, due 04/01/20[1]	50,000	47,375

		145,125

Technology-hardware—0.06%

CDW LLC/CDW Finance Corp.
12.535%, due 10/12/17	50,000	50,000

Jabil Circuit, Inc.
8.250%, due 03/15/18	25,000	28,187

Seagate HDD Cayman
7.750%, due 12/15/18[2]	100,000	99,250

		177,437

43

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(continued)

Technology-software—0.04%

Eagle Parent, Inc.
8.625%, due 05/01/19[2]	$5,000	$4,600

First Data Corp.
9.875%, due 09/24/15[1]	75,000	68,625

11.250%, due 03/31/16[1]	25,000	21,000

Unisys Corp.
12.750%, due 10/15/14[2]	25,000	28,000

		122,225

Telecom-satellite—0.03%

Intelsat Bermuda Ltd.
11.250%, due 02/04/17	75,000	72,750

Telecom-wireless—0.10%

Clearwire Communications LLC/Clearwire Finance, Inc.
12.000%, due 12/01/15[2]	75,000	70,500

12.000%, due 12/01/15[1,2]	35,000	33,075

Cricket Communications, Inc.
7.750%, due 05/15/16	50,000	50,625

SBA Telecommunications, Inc.
8.250%, due 08/15/19	75,000	79,312

Wind Acquisition Finance SA
11.750%, due 07/15/17[2]	40,000	41,500

		275,012

Telecom-wirelines—0.09%

BellSouth Corp.
6.875%, due 10/15/31	65,000	76,909

PAETEC Holding Corp.
9.875%, due 12/01/18	55,000	58,575

Verizon Communications, Inc.
6.100%, due 04/15/18	100,000	118,982

		254,466

Telephone-integrated—0.20%

Frontier Communications Corp.
7.875%, due 04/15/15	30,000	31,650

8.250%, due 04/15/17	125,000	130,000

44

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Corporate bonds—(concluded)

Telephone-integrated—(concluded)

Level 3 Financing, Inc.
9.250%, due 11/01/14	$41,000	$41,512

10.000%, due 02/01/18	25,000	25,188

Sprint Capital Corp.
6.875%, due 11/15/28	50,000	44,750

8.750%, due 03/15/32	80,000	82,000

Sprint Nextel Corp.
6.000%, due 12/01/16	50,000	48,125

8.375%, due 08/15/17	75,000	78,562

Virgin Media Secured Finance PLC
6.500%, due 01/15/18	50,000	53,250

		535,037

Textile/apparel—0.01%

Quiksilver, Inc.
6.875%, due 04/15/15	25,000	23,438

Theaters & entertainment—0.01%

Production Resource Group, Inc.
8.875%, due 05/01/19[2]	15,000	14,363

Tobacco—0.03%

Altria Group, Inc.
9.950%, due 11/10/38	60,000	84,505

Transportation services—0.10%

ERAC USA Finance Co.
7.000%, due 10/15/37[2]	115,000	136,532

Marquette Transportation Co./Marquette Transportation
Finance Corp.
10.875%, due 01/15/17	50,000	48,875

Navios Maritime Acquisition Corp.
8.625%, due 11/01/17	75,000	62,531

Navios Maritime Holdings, Inc./Navios Maritime Finance US, Inc.
8.875%, due 11/01/17	30,000	27,750

		275,688

Total corporate bonds (cost—$15,866,220)		15,754,236

45

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

	Face
Security description	amount	Value

Non-US government obligation—0.04%

Colombia Government International Bond
4.375%, due 07/12/21 (cost—$99,603)	$100,000	$105,500

Repurchase agreement—4.08%

Repurchase agreement dated 08/31/11 with State Street Bank & Trust Co., 0.000% due 09/01/11, collateralized by $11,205,795 US Treasury Notes, 1.375% due 11/15/12; (value—$11,415,903); proceeds: $11,192,000 (cost—$11,192,000)	11,192,000	11,192,000

	Shares

Investment of cash collateral from securities loaned—4.14%

Money market fund—4.14%

UBS Private Money Market Fund LLC[8]
(cost—$11,342,957)	11,342,957	11,342,957

Total investments (cost—$287,790,093)—105.84%		290,306,909

Liabilities in excess of other assets—(5.84)%		(16,017,661)

Net assets—100.00%		$274,289,248

Aggregate cost for federal income tax purposes was $289,353,170; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$13,758,312

Gross unrealized depreciation	(12,804,573)

Net unrealized appreciation	$953,739

For a listing of defined fund acronyms that are used throughout the Portfolio of investments, please refer to page 51.

*	Non-income producing security.
**	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[1]	Security, or portion thereof, was on loan at August 31, 2011.

46

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.73% of net assets as of August 31, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[3]	Cumulative preferred stock. The next call date is 12/31/11.
[4]	Illiquid securities representing less than 0.005% of net assets as of August 31, 2011.
[5]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents less than 0.005% of net assets as of August 31, 2011, is considered illiquid and restricted and may be resold in transactions exempt from registration, normally to qualified buyers. (See table below for more information).

Acquisition
Illiquid and			cost as a		Value as a
restricted	Acquisition	Acquisition	percentage	Value at	percentage
security	date	cost	of net assets	08/31/11	of net assets

CMP Susquehanna Radio Holdings Corp., Series A	03/26/09	$23	0.00%	$23	0.00%

[6]	Cumulative preferred stock.
[7]	Security is being fair valued by a valuation committee under the direction of the board of trustees.
[8]	Investment in affiliated investment company. See Notes to financial statements for additional information.
[9]	Variable or floating rate security. The interest rate shown is the current rate as of August 31, 2011 and changes periodically.
[10]	Step bond that converts to the noted fixed rate at a designated future date.
[11]	Perpetual bond security. The maturity date reflects the next call date.
[12]	Bond interest in default.
[13]	PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[14]	Security called in full on February 16, 2011. Position represents remaining escrow balance expected to be received upon finalization of call premium.
[15]	This security, which represents less than 0.005% of net assets as of August 31, 2011, is considered illiquid and restricted. (See table below for more information).

Acquisition
Illiquid and			cost as a		Value as a
restricted	Acquisition	Acquisition	percentage	Value at	percentage
security	date	cost	of net assets	08/31/11	of net assets

CMP Susquehanna Corp.,
3.289%, 05/15/14	03/26/09	$9,195	0.00%	$9,982	0.00%

47

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

Futures contracts

					Unrealized
Number of		Expiration		Current	appreciation
contracts		date	Cost	value	(depreciation)

US Treasury futures buy contracts:
20	Ultra Long-Term
	US Treasury
	Bond Futures	December 2011	$2,866,901	$2,863,125	$(3,776)

9	US Treasury Note
	10 Year Futures	December 2011	1,161,366	1,161,281	(85)

Index futures buy contracts:
84	Russell 1000 Mini
	Index Futures	September 2011	5,991,972	5,663,280	(328,692)

			$10,020,239	$9,687,686	$(332,553)

Proceeds

US Treasury futures sell contracts:
4	US Treasury Bond
	30 Year Futures	December 2011	$545,275	$544,125	$1,150

27	US Treasury Note
	2 Year Futures	December 2011	5,953,441	5,953,500	(59)

Index futures sell contracts:
57	Russell 2000 Mini
	Index Futures	September 2011	4,489,712	4,139,340	350,372

214	S&P 500 E-Mini
	Index Futures	September 2011	13,131,256	13,029,390	101,866

			$24,119,684	$23,666,355	$453,329

					$120,776

48

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

The following is a summary of the fair valuations according to the inputs used as of August 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$196,642,925	$—	$—	$196,642,925

Preferred stocks	—	3,805	23	3,828

Investment company	—	10,951,259	—	10,951,259

Warrants	—	—	27	27

US government obligations	—	21,770,360	—	21,770,360

Mortgage & agency debt securities	—	19,733,104	—	19,733,104

Collateralized mortgage obligations	—	337,063	—	337,063

Commercial mortgage-backed securities	—	2,473,650	—	2,473,650

Corporate bonds	—	15,754,236	—	15,754,236

Non-US government obligation	—	105,500	—	105,500

Repurchase agreement	—	11,192,000	—	11,192,000

Investment of cash collateral from securities loaned	—	11,342,957	—	11,342,957

Futures contracts	120,776	—	—	120,776

Total	$196,763,701	$93,663,934	$50	$290,427,685

49

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended August 31, 2011:

	Preferred		Corporate
	stocks	Warrants	bond	Total

Beginning balance	$23	$27	$3,550	$3,600

Purchases	—	—	—	—

Sales	—	—	—	—

Accrued discounts/(premiums)	—	—	148	148

Total realized gain/(loss)	—	—	—	—

Net change in unrealized
appreciation/depreciation	—	—	6,284	6,284

Transfers into Level 3	—	—	—	—

Transfers out of Level 3	—	—	(9,982)	(9,982)

Ending balance	$23	$27	$—	$50

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at August 31, 2011 was $0.

50

UBS U.S. Allocation Fund
Portfolio of investments — August 31, 2011

Issuer breakdown by country or territory of origin (unaudited)

Percentage of
total investments

United States	95.8%

Cayman Islands	1.4

Panama	0.6

Switzerland	0.6

United Kingdom	0.5

Canada	0.4

Israel	0.2

Bermuda	0.2

Ireland	0.2

Luxembourg	0.1

Total	100.0%

Fund acronyms
ADR	American Depositary Receipt
FDIC	Federal Deposit Insurance Corporation
FHLMC	Federal Home Loan Mortgage Corporation
MTN	Medium Term Note
OEM	Original Equipment Manufacturer
TBA	(To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/–1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See accompanying notes to financial statements	51

UBS U.S. Allocation Fund
Statement of assets and liabilities—August 31, 2011

Assets:
Investments in unaffiliated securities, at value (cost—$266,604,962)[1]	$268,012,693

Investments in affiliated securities, at value (cost—$21,185,131)	22,294,216

Total investments in securities, at value (cost—$287,790,093)	290,306,909

Cash	2,629

Receivable for investments sold	4,781,228

Receivable for shares of beneficial interest sold	675

Receivable for dividends and interest	739,767

Due from broker	989,610

Receivable for variation margin	121,795

Other assets	21,001

Total assets	296,963,614

Liabilities:
Payable for cash collateral from securities loaned	11,342,957

Payable for investments purchased	10,608,949

Payable for shares of beneficial interest repurchased	260,596

Payable to affiliates	214,186

Payable for foreign withholding taxes	197

Accrued expenses and other liabilities	247,481

Total liabilities	22,674,366

Net assets:
Beneficial interest—$0.001 par value per share (unlimited amount authorized)	392,924,901

Accumulated undistributed net investment income	2,280,649

Accumulated net realized loss	(123,553,894)

Net unrealized appreciation	2,637,592

Net assets	$274,289,248

[1]	Includes $11,011,491 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

52	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Statement of assets and liabilities—August 31, 2011

Class A:
Net assets	$178,780,025

Shares outstanding	6,538,332

Net asset value per share	$27.34

Maximum offering price per share (net asset value plus maximum
sales charge of 5.50%)	$28.93

Class B:
Net assets	$1,520,443

Shares outstanding	55,480

Net asset value and offering price per share	$27.40	[2]

Class C:

Net assets	$74,702,046

Shares outstanding	2,783,852

Net asset value and offering price per share	$26.83

Class Y:
Net assets	$19,286,734

Shares outstanding	695,650

Net asset value and offering price per share	$27.72

[2]	Net assets divided by shares outstanding does not equal net asset value due to rounding.

See accompanying notes to financial statements	53

UBS U.S. Allocation Fund
Statement of operations

For the year ended
August 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $482)	$3,362,007

Interest (net of foreign withholding taxes of $312)	2,538,082

Securities lending income (includes $1,419 earned from an affiliated entity)	12,036

5,912,125

Expenses:
Investment management and administration fees	1,502,859

Service fees—Class A	496,408

Service and distribution fees—Class B	18,462

Service and distribution fees—Class C	828,587

Transfer agency and related services fees—Class A	233,581

Transfer agency and related services fees—Class B	2,960

Transfer agency and related services fees—Class C	102,926

Transfer agency and related services fees—Class Y	18,535

Professional fees	165,544

Custody and accounting fees	108,062

Reports and notices to shareholders	95,858

State registration fees	53,094

Trustees’ fees	15,919

Insurance fees	8,088

Other expenses	34,396

3,685,279

Recoupment of fees waived or expenses previously reimbursed	144

Net expenses	3,685,423

Net investment income	2,226,702

Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments in unaffiliated issuers	35,531,239

Investments in affiliated issuers	770,335

Futures	1,231,642

Foreign currency transactions	64

Net realized gain	37,533,280

Net change in unrealized appreciation/depreciation of:
Investments in unaffiliated issuers	4,125,491

Investments in affiliated issuers	(135,172)

Futures	266,476

Net change in unrealized appreciation/depreciation	4,256,795

Net realized and unrealized gain from investment activities	41,790,075

Net increase in net assets resulting from operations	$44,016,777

54	See accompanying notes to financial statements

UBS U.S. Allocation Fund
Statement of changes in net assets

	For the years ended August 31,

	2011	2010

From operations:
Net investment income	$2,226,702	$3,833,989

Net realized gain	37,533,280	13,747,432

Net change in unrealized appreciation	4,256,795	10,762,626

Net increase in net assets resulting
from operations	44,016,777	28,344,047

Dividends to shareholders from:
Net investment income—Class A	(3,010,818)	(5,329,904)

Net investment income—Class B	(6,506)	(33,642)

Net investment income—Class C	(589,766)	(1,617,375)

Net investment income—Class Y	(491,920)	(850,422)

Total dividends to shareholders	(4,099,010)	(7,831,343)

From beneficial interest transactions:
Net proceeds from shares sold	2,962,623	3,471,436

Cost of shares repurchased	(68,685,656)	(89,121,567)

Proceeds from dividends reinvested	3,634,299	7,189,773

Net decrease in net assets from beneficial interest transactions	(62,088,734)	(78,460,358)

Redemption fees	2,812	1,632

Net decrease in net assets	(22,168,155)	(57,946,022)

Net assets:
Beginning of year	296,457,403	354,403,425

End of year	$274,289,248	$296,457,403

Accumulated undistributed net investment income	$2,280,649	$4,098,642

See accompanying notes to financial statements	55

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A

	Years ended August 31,

	2011	2010	2009	2008	2007

Net asset value, beginning of year	$24.16	$22.96	$28.83	$32.53	$29.94

Net investment income[1]	0.25	0.32	0.46	0.70	0.68

Net realized and unrealized gains (losses)	3.34	1.47	(5.65)	(3.57)	2.60

Net increase (decrease) from operations	3.59	1.79	(5.19)	(2.87)	3.28

Dividends from net investment income	(0.41)	(0.59)	(0.68)	(0.83)	(0.69)

Net asset value, end of year	$27.34	$24.16	$22.96	$28.83	$32.53

Total investment return[2]	14.85%	7.75%	(17.49)%	(9.02)%	11.04%

Ratios to average net assets: Expenses before fee waivers by and recoupments to investment advisor and administrator	1.02%	1.03%	1.05%	0.95%	0.92%

Expenses after fee waivers by and recoupments to investment advisor and administrator	1.02%	1.03%	1.05%	0.93%	0.90%

Net investment income	0.92%	1.30%	2.26%	2.28%	2.12%

Supplemental data:
Net assets, end of year (000’s)	$178,780	$190,007	$221,983	$344,910	$452,439

Portfolio turnover	157%	138%	111%	98%	85%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	The investment advisor and administrator recouped expenses previously reimbursed by the investment advisor and administrator on behalf of the Fund, not to exceed the expense cap.

56	See accompanying notes to financial statements

Class B

Years ended August 31,

2011	2010	2009	2008	2007

$24.13	$22.88	$28.41	$31.87	$29.24

0.03	0.10	0.26	0.41	0.39

3.33	1.46	(5.51)	(3.56)	2.57

3.36	1.56	(5.25)	(3.15)	2.96

(0.09)	(0.31)	(0.28)	(0.31)	(0.33)

$27.40	$24.13	$22.88	$28.41	$31.87

13.93%	6.80%	(18.27)%	(9.96)%	10.16%

1.81%	1.91%	2.02%	1.82%	1.74%

1.82%[3]	1.90%	2.02%	1.80%	1.72%

0.11%	0.43%	1.29%	1.39%	1.29%

$1,520	$1,934	$2,972	$6,864	$28,167

157%	138%	111%	98%	85%

See accompanying notes to financial statements	57

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class C

	Years ended August 31,

	2011	2010	2009	2008	2007

Net asset value,
beginning of year	$23.70	$22.55	$28.19	$31.80	$29.27

Net investment income[1]	0.04	0.13	0.30	0.46	0.43

Net realized and unrealized gains (losses)	3.28	1.43	(5.50)	(3.50)	2.55

Net increase (decrease) from operations	3.32	1.56	(5.20)	(3.04)	2.98

Dividends from net investment income	(0.19)	(0.41)	(0.44)	(0.57)	(0.45)

Net asset value, end of year	$26.83	$23.70	$22.55	$28.19	$31.80

Total investment return[2]	14.00%	6.90%	(18.10)%	(9.70)%	10.23%

Ratios to average net assets: Expenses before fee waivers by investment advisor and administrator	1.77%	1.78%	1.80%	1.70%	1.67%

Expenses after fee waivers by investment advisor and administrator	1.77%	1.78%	1.80%	1.68%	1.65%

Net investment income	0.16%	0.55%	1.51%	1.53%	1.38%

Supplemental data:
Net assets, end of year (000’s)	$74,702	$79,561	$94,818	$147,945	$205,104

Portfolio turnover	157%	138%	111%	98%	85%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

58	See accompanying notes to financial statements

Class Y

Years ended August 31,

2011	2010	2009	2008	2007

$24.51	$23.29	$29.27	$33.03	$30.39

0.34	0.41	0.55	0.81	0.79

3.37	1.49	(5.75)	(3.62)	2.66

3.71	1.90	(5.20)	(2.81)	3.45

(0.50)	(0.68)	(0.78)	(0.95)	(0.81)

$27.72	$24.51	$23.29	$29.27	$33.03

15.17%	8.13%	(17.16)%	(8.69)%	11.42%

0.73%	0.70%	0.65%	0.61%	0.57%

0.73%	0.70%	0.65%	0.59%	0.55%

1.20%	1.63%	2.65%	2.62%	2.48%

$19,287	$24,955	$34,630	$46,994	$59,330

157%	138%	111%	98%	85%

See accompanying notes to financial statements	59

UBS U.S. Allocation Fund
Notes to financial statements

Organization and significant accounting policies
UBS U.S. Allocation Fund (the “Fund”) is a series of UBS Investment Trust (the “Trust”) and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that Class A, Class B and Class C shares each have exclusive voting rights with respect to their respective service and/or distribution plans. Class Y shares have no service or distribution plan.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements

60

UBS U.S. Allocation Fund
Notes to financial statements

is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
 The Fund calculates net asset values based on the current value for its portfolio securities. The Fund normally obtains values for its securities from independent pricing sources. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to

61

UBS U.S. Allocation Fund
Notes to financial statements

make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, these securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt-instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, swaps are valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

62

UBS U.S. Allocation Fund
Notes to financial statements

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which have been implemented for annual and interim periods beginning after December 15, 2010.

In April 2011, FASB issued Accounting Standards Update No. 2011-03 (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

In May 2011, FASB Issued ASU 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for

63

UBS U.S. Allocation Fund
Notes to financial statements

measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosure about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Certain derivative contracts entered into by the Fund may contain credit risk related contingent features that could be triggered subject to certain circumstances. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is

64

UBS U.S. Allocation Fund
Notes to financial statements

presented in the Portfolio of investments is consistent with the derivative activity during the year ended August 31, 2011. The Advisor is not aware of any credit-risk contingent features on derivative contracts held by the Fund.

At August 31, 2011, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives[1]

	Interest	Equity
	rate risk	risk	Total

Futures contracts	$1,150	$452,238	$453,388

[1]	Statement of assets and liabilities location: futures contracts are reported in the table above using the cumulative appreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives[2]

	Interest	Equity
	rate risk	risk	Total

Futures contracts	$(3,920)	$(328,692)	$(332,612)

[2]	Statement of assets and liabilities location: futures contracts are reported in the table above using the cumulative depreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

Transactions in derivative instruments during the year ended August 31, 2011, were as follows:

	Interest	Equity
	rate risk	risk	Total

Realized gain (loss)[3]
Futures contracts	$(101,420)	$1,333,062	$1,231,642

Net change in unrealized
appreciation/depreciation[4]

Futures contracts	$12,710	$253,766	$266,476

[3]	The net realized gain (loss) from futures is shown in the Statement of operations.
[4]	The net change in unrealized appreciation/depreciation on futures is shown in the Statement of operations.

65

UBS U.S. Allocation Fund
Notes to financial statements

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may

66

UBS U.S. Allocation Fund
Notes to financial statements

be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Investment transactions, investment income and expenses
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date (“ex-date”). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Investing in non-US securities
 Investing in non-US securities may involve more risks than investing in US securities. Investments in non-US securities may involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which US and non-US issuers are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of Fund assets and political or social instability or diplomatic developments.

Securities of non-US issuers may not be registered with the SEC and the issuers thereof may not be subject to its reporting requirements.

The Fund may invest in non-US securities by purchasing American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by a US bank or trust company evidencing ownership of the underlying securities.

67

UBS U.S. Allocation Fund
Notes to financial statements

ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. Under an unsponsored arrangement, the depositary’s transaction fees are paid directly by the ADR holders.

Investment income and realized gains on certain non-US securities in which the Fund may invest may be subject to non-US withholding or other taxes that could reduce the return on the securities. Tax conventions between the United States and certain non-US countries, however, may reduce or eliminate the amount of non-US taxes to which the Fund would be subject.

Securities traded on to-be-announced basis
The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Futures contracts
The Fund may use futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and foreign markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. In addition, the Fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Using futures contracts involves various market risks including interest rate and equity risk. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not

68

UBS U.S. Allocation Fund
Notes to financial statements

normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value or the loss of the benefit of the transaction should the counterparty default.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day, depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Dividends and distributions
 Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

69

UBS U.S. Allocation Fund
Notes to financial statements

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

Investment advisor and administrator fees and other transactions with affiliates
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS Global AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets up to $250 million and 0.45% thereafter.

UBS Global AM has agreed to permanently reduce its advisory and administration fee based on the Fund’s average daily net assets so that it is assessed as follows: $0 to $250 million – 0.50%; in excess of $250 million up to $500 million – 0.45%; in excess of $500 million up to $2 billion – 0.40%; and over $2 billion – 0.35%. Accordingly, for the year ended August 31, 2011, UBS Global AM did not waive any investment advisory and administration fees. At August 31, 2011, the Fund owed UBS Global AM $113,449 for investment advisory and administration fees.

UBS Global AM has contractually undertaken to waive fees/reimburse a portion of the Fund’s expenses, when necessary, to maintain the total annual operating expenses (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) of Class A, Class B, Class C and Class Y shares at a level not to exceed 1.15%, 1.90%, 1.90% and 0.90%, respectively, through December 31, 2011. The Fund will repay UBS Global AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2011, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses, if any) are otherwise below the applicable expense caps in effect at the

70

UBS U.S. Allocation Fund
Notes to financial statements

time the fees or expenses were waived/reimbursed. For the year ended August 31, 2011, UBS U.S. Allocation Class B had a recoupment of $144. At August 31, 2011, the Fund had no fee waivers/expense reimbursements subject to repayment.

For the year ended August 31, 2011, the Fund paid $5,947 in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, for transactions executed on behalf of the Fund.

The Fund may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended August 31, 2011 were as follows:

		Purchases	Sales		Change
Affiliated		during the	during the	Net	in net
investment	Value at	year ended	year ended	realized	unrealized	Value at
company	08/31/10	08/31/11	08/31/11	gain	depreciation	08/31/11

UBS Credit
Bond
Relationship
Fund	$23,616,096	$—	$13,300,000	$770,335	$(135,172)	$10,951,259

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. The Advisor acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any

71

UBS U.S. Allocation Fund
Notes to financial statements

portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as affiliated securities lending income in the Statement of operations.

Amounts relating to the investment for the year ended August 31, 2011 were as follows:

		Purchases	Sales
		during the	during the
	Value at	year ended	year ended	Value at	Net income
	08/31/10	08/31/11	08/31/11	08/31/11	earned

UBS Private Money
Market Fund LLC	$1,694,234	$64,331,868	$54,683,145	$11,342,957	$1,419

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions.

During the year ended August 31, 2011, the Fund paid brokerage commissions to Morgan Stanley in the amount of $13,775. During the year ended August 31, 2011, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $87,751,588. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s

72

UBS U.S. Allocation Fund
Notes to financial statements

investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans
 UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) is the principal underwriter of the Fund’s shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM—US monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2011, the Fund owed UBS Global AM—US $100,737 for service and distribution fees.

UBS Global AM—US also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM—US has informed the Fund that for the year ended August 31, 2011, it earned $12,448, $917, and $365 in initial sales and deferred sales charges on Class A, Class B and Class C shares, respectively.

Transfer agency related services
UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the year ended August 31, 2011, UBS Financial Services, Inc. received from BNY Mellon, not the Fund, $155,886 of the total delegated services fees.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an

73

UBS U.S. Allocation Fund
Notes to financial statements

amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent.

Bank line of credit
The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company (“Committed Credit Facility”), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. The Fund borrows at prevailing rates in effect at the time of borrowings. The Fund did not borrow under the Committed Credit Facility during the year ended August 31, 2011.

Purchases and sales of securities
 For the year ended August 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $236,908,221 and $300,423,338, respectively.

For the year ended August 31, 2011, aggregate purchases and sales of US Government securities, excluding short-term securities, were $233,820,690 and $228,121,471, respectively.

74

UBS U.S. Allocation Fund
Notes to financial statements

Shares of beneficial interest
There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Class A		Class B

For the year ended August 31, 2011:	Shares	Amount	Shares	Amount

Shares sold	61,858	$1,704,584	106	$2,945

Shares repurchased	(1,508,634)	(41,795,312)	(3,749)	(104,886)

Shares converted from Class B to Class A	21,305	593,879	(21,259)	(593,879)

Dividends reinvested	99,056	2,700,258	209	5,731

Net decrease	(1,326,415)	$(36,796,591)	(24,693)	$(690,089)

For the year ended August 31, 2010:

Shares sold	89,123	$2,190,718	798	$19,303

Shares repurchased	(2,126,709)	(52,691,886)	(14,902)	(367,998)

Shares converted from Class B to Class A	36,914	901,474	(36,926)	(901,474)

Dividends reinvested	198,277	4,847,877	1,282	31,512

Net decrease	(1,802,395)	$(44,751,817)	(49,748)	$(1,218,657)

	Class C		Class Y

For the year ended August 31, 2011:	Shares	Amount	Shares	Amount

Shares sold	14,994	$417,039	8,678	$244,176

Shares repurchased	(607,783)	(16,539,343)	(345,590)	(9,652,236)

Dividends reinvested	19,946	536,374	14,211	391,936

Net decrease	(572,843)	$(15,585,930)	(322,701)	$(9,016,124)

For the year ended August 31, 2010:

Shares sold	33,846	$826,683	17,129	$434,732

Shares repurchased	(944,259)	(23,103,615)	(518,928)	(12,958,068)

Dividends reinvested	61,468	1,482,603	33,446	827,781

Net decrease	(848,945)	$(20,794,329)	(468,353)	$(11,695,555)

75

UBS U.S. Allocation Fund
Notes to financial statements

Redemption fees
Each class of the Fund will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectus; this amount is paid to the Fund. Redemption fees, if any, earned by the Fund are disclosed in the Statement of changes in net assets. For the year ended August 31, 2011, redemption fees represent less than $0.005 per share.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August 31, 2011 and August 31, 2010 were as follows:

Distribution paid from:	2011	2010

Ordinary income	$4,099,010	$7,831,343

At August 31, 2011, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$2,278,062

Accumulated realized capital and other losses	(121,867,454)

Net unrealized appreciation of investments	953,739

Total accumulated deficit	$(118,635,653)

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, return of capital adjustments from real estate investment trusts and tax treatment of futures transactions.

76

UBS U.S. Allocation Fund
Notes to financial statements

At August 31, 2011, the Fund had a net capital loss carryforward of $121,867,454. This loss carryforward is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains and will expire as follows: $39,436,357 in 2017 and $82,431,097 in 2018. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, the Fund utilized $30,992,099 of capital loss carryforwards to offset current year realized gains and $45,735,064 of capital loss carryforwards expired unutilized.

To reflect reclassifications arising from permanent “book/tax” differences for the year ending August 31, 2011, accumulated undistributed net investment income was increased by $54,315,accumulated net realized loss was decreased by $45,681,289 and paid-in-capital was decreased by $45,735,604. These differences are primarily due to return of capital adjustments from real estate investment trusts,expiration of capital loss carryforwards and paydown reclasses.

As of and during the year ended August 31, 2011, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended August 31, 2011, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended August 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

77

UBS U.S. Allocation Fund
Report of Ernst &Young LLP, independent
registered public accounting firm

The Board of Trustees and Shareholders of UBS U.S. Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of UBS U.S. Allocation Fund (the sole series comprising UBS Investment Trust) (the “Fund”) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS U.S. Allocation Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 28, 2011

78

UBS U.S. Allocation Fund
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

79

UBS U.S. Allocation Fund
Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (August 31, 2011) as to the federal tax status of distributions received by shareholders during such fiscal year. The percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders is 80.64%.

For the fiscal year ended August 31, 2011, certain dividends paid by UBS U.S. Allocation Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,362,007 represents the maximum amount that may be considered qualified dividend income.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2011. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2012. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

80

UBS U.S. Allocation Fund
Board approval of investment advisory
and administration agreement (unaudited)

Background—At a meeting of the board of UBS Investment Trust (the “Trust”) on July 19-20, 2011, the members of the board, including the trustees who are not “interested persons” of the Trust (“Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration agreement (the “Investment Advisory and Administration Agreement”) of the Trust with respect to its series, UBS U.S. Allocation Fund (the “Fund”), with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory, administrative and distribution arrangements for the Fund. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular

81

UBS U.S. Allocation Fund
Board approval of investment advisory
and administration agreement (unaudited)

meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $152 billion in assets under management as of March 31, 2011 and was part of the UBS Global Asset Management Division, which had approximately $621 billion in assets under management worldwide as of March 31, 2011. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

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and administration agreement (unaudited)

Advisory fees and expense ratios— The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the written agreement between UBS Global AM and the Fund, which is separate from UBS Global AM’s investment advisory agreement with the Fund, whereby UBS Global AM has agreed to permanently reduce its management fee based on the Fund’s average daily net assets, which is discussed in more detail in the “Economies of Scale” section, and considered the actual fee rate (after taking this agreement into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In addition, pursuant to a written fee waiver/expense reimbursement agreement, UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Fund so that the Fund’s ordinary total annual operating expenses through December 31, 2011 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares and 0.90% for Class Y shares.The board also considered that the Fund has agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Fund can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps.

In connection with its consideration of the Fund’s management fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such

83

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Board approval of investment advisory
and administration agreement (unaudited)

accounts and the differences in the levels of services required by mutual funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee, Actual Management Fee and total expenses were in the first quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report. (The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable.)

In light of the foregoing, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2011 and (b) annualized performance information for each year in the ten-year period ended April 30, 2011. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index.

The comparative Lipper information showed that the Fund’s performance was in the third quintile for the one-year period, in the fourth quintile for the three-year period and since inception and in the fifth quintile for the five- and ten-year periods. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.) Management noted the

84

UBS U.S. Allocation Fund
Board approval of investment advisory
and administration agreement (unaudited)

improved performance of the Fund. Based on its review of the Fund and management’s presentation, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board noted that the Fund’s Contractual Management Fee contained a single breakpoint and that the Fund’s assets exceeded the breakpoint as of April 30, 2011.

While the Fund’s Contractual Management Fee contained a single breakpoint, the board recognized that the Fund had entered into a separate agreement with UBS Global AM, whereby UBS Global AM agreed to permanently reduce its Contractual Management Fee by utilizing several additional breakpoints based on the Fund’s average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained multiple breakpoints.

Generally, in light of UBS Global AM’s profitability data and the Contractual Management Fee and Actual Management Fee currently in place, the board believed that UBS Global AM’s sharing of current economies of scale with the Fund was acceptable.

85

UBS U.S. Allocation Fund
Board approval of investment advisory
and administration agreement (unaudited)

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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87

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Board of Trustees & Officers
The Trust is governed by a Board of Trustees which oversees the Fund’s operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund’s Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Meyer Feldberg;†† 69 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Trustee	Since 1996	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

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UBS U.S. Allocation Fund
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

89

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Interested Trustees (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Barry Mandinach*†††; 55	Trustee	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

Independent Trustees
Richard Q. Armstrong; 76 c/o Keith Weller, Assistant Fund Secretary UBS Global Asset Management (Americas) Inc., 1285 Avenue of the Americas, New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 1995 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (such as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

Alan S. Bernikow; 70 207 Benedict Ave., Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

90

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Independent Trustees (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Trust	time served	during past 5 years

Richard R. Burt; 64 McLarty Associates 900 19th Street, 8th Floor Washington DC 20006	Trustee	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 71 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 52 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman until term-limited), and the Philanthropy Roundtable (vice chairman). She serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary) health organization and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 43	Vice President and Assistant Treasurer	Since	Ms. Bubloski is an associate director (from 2003 to 2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (From 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM serves as investment advisor or manager.

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Mark E. Carver*; 48	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 45	Vice President and Treasurer	Since 2000 (Vice President); Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director) (since 2007) and head of 16th America Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Mark F. Kemper**; 53	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993), and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 45	Vice President and Assistant Treasurer	Since 2006	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008), Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS U.S. Allocation Fund
Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 1996	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each trustee holds office for an indefinite term.
††	Professor Feldberg is deemed an “interested person” of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interest person” of the Trust as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

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Trustees
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt
Barry M. Mandinach

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and
Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended August 31, 2011 and August 31, 2010, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $63,100 and $59,700, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended August 31, 2011 and August 31, 2010, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,600 and $3,527, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2011 and 2010 semiannual financial statements and (2) review of the consolidated 2010 and 2009 reports on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended August 31, 2011 and August 31, 2010, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $16,100 and $15,930, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended August 31, 2011 and August 31, 2010, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through December 2010)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

. . .

2.
Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2011 and August 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2011 and August 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2011 and August 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2011 and August 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2011 and August 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2011 and August 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended August 31, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended August 31, 2011 and August 31, 2010, the aggregate fees billed by E&Y of $148,450 and $249,457, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2011	2010
Covered Services	$19,700	$19,457
Non-Covered Services	128,750	230,000

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by the registrant as a “Code of Conduct”) is filed herewith as Exhibit Ex-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	November 9, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	November 9, 2011